Exhibit 99.1

HUFFY CORPORATION
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 4, 2004
	Case No: 04-39148

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	20,138	33,593
Net Sales	18,745	31,305
Total Cost of Sales	16,475	27,280
Adjusted Gross Profit	2,270	4,025
% Net Sales	12.1%	12.9%
Total Selling Expenses	1,102	1,686
% Net Sales	5.9%	5.4%
Other Product Line Expenses	834	1,224
% Net Sales	4.4%	3.9%
Corporate Expenses, Net	818	1,551
Total Operating Expenses	2,754	4,461
% Net Sales	14.7%	14.3%
Operating Income	(484)	(436)
% Net Sales	-2.6%	-1.4%
Other (Income)/Expense	(255)	(266)
EBIT Excl. Restructuring	(229)	(170)
% Net Sales	-1.2%	-0.5%
Restructuring & Other Expense	1,416	3,142
Interest Expense	1,238	1,528
Pre-Tax Income From Contin. Ops	(2,883)	(4,840)
Loss/(Gain) on Discontinued OPS	1,404	1,451
Pre-Tax	(4,287)	(6,291)
Provision for Taxes	1329	1329
Net Earnings	(5,616)	(7,620)

Huffy Corporation
Balance Sheet	Current	Prior	At
Period Ending: December 4, 2004	Month	Month	Filing
Total Cash	$476	$871	$2,638
Gross Trade Receivables	$51,380	$44,406	$42,624
Total Misc A/R	$1,168	$1,041	$964
Total Deductions	($4,784)	($4,244)	($4,360)
Bad Debt Allowance	($5,537)	($5,748)	($5,775)
Net Receivables	$42,227	$35,455	$33,453
Net Inventory	$28,438	$32,371	$30,999
Total Prepaids	$7,565	$9,237	$8,497
Total PP & E	$15,805	$15,805	$15,805
Total Accumulated Dep	($12,193)	($11,934)	($11,863)
Net PP & E	$3,612	$3,871	$3,942
Goodwill-net of Amortization	$21,485	$21,485	$21,485
Other Assets	$25,365	$28,149	$28,259
Total Assets	$129,168	$131,439	$129,273
Liabilities & Equity
Post Petition Liabilities
Accounts Payable	$24,597	$13,366	$6,011
Rent and Lease Payable	$0	$0	$0
Wages and Salaries/Commissions	$628	$737	$869
Taxes	$46	$17	$0
Total Post Petition Liabilities	$25,271	$14,120	$6,880
Secured Liabilities
Subject to Post Petition	$0	$0	$0
Bank Debt	$23,387	$25,761	$31,343
Salaried Pension	$24,913	$24,913	$24,748
All Other Secured Liabilities	$0	$0	$0
Total Secured Liabilities	$73,571	$64,794	$62,971
Prepetition Liabilities
Taxes and Other Priority Liabilities	$1,006	$1,013	$1,013
Accounts Payable	$64,725	$70,345	$70,263
Other Current Liabilities	$155	$155	$155
Accrued Liabilities	$23,643	$23,459	$21,122
Mortgage	$645	$645	$661
Long Term Liabilities	$13,771	$13,771	$13,769
Total PrePetition Liabilities	$103,945	$109,388	$106,983
Total Liabilities	$177,516	$174,182	$169,954
Shareholder's Equity
Owners Capital	$6,791	$6,791	$6,838
Pre Petition Retained Earnings	($47,519)	($47,519)	($47,519)
Post Petition Retained Earnings	($7,620)	($2,015)	$0
Total Shareholder's Equity	($48,348)	($42,743)	($40,681)
Total Liabilities & Equity	$129,168	$131,439	$129,273
Variance	$0	$0	$0

	HUFFY CORPORATION
	SUMMARY OF OPERATIONS
	Period Ended: December 4, 2004				Case No:	04-39148

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$3	$80	($75)	$8

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$5	$12		$17

Property Taxes:	$0	$6		$6

Real Estate Taxes	$9	$6		$15

TOTALS:	$17	$104	($75)	$46

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition	24,597,000	-	-	24,597,000
Accounts Payable

Accounts Receivable	41,414,438	4,527,852	5,437,710	51,380,000

For all postpetiton accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

					FORM 4

CASE NAME:	Huffy

CASE NUMBER:	04-39148

MONTH & YEAR	November-04

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Corporate Office	$1,033,548	$1,579,568	($2,072,867)	($493,299)	$540,249
Huffy Bicycle Company	($120,229)	$21,833,336	($21,947,670)	($114,333)	($234,562)
Huffy Performance Brands	($41,783)	$5,312,241	($5,100,258)	$211,982	$170,200
Total Cash Flow	$871,536	$28,725,145	($29,120,794)	($395,649)	$475,887

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

CASE NO. 04-39148

Employer Tax I.D. No.
HUFFY CORPORATION	OHIO	31-0326270
HUFCO-OHIO, INC.	OHIO	31-0930291
HUFCO-DELAWARE COMPANY	DELAWARE	84-0618683
HUFFY RISK MANAGEMENT, INC.	OHIO	52-2035693
HUFFY SPORTS, INC.	WISCONSIN	39-0744448
HCAC, INC.	OHIO	31-1022192
AMERICAN SPORTS DESIGN COMPANY	OHIO	31-1658780
HUFCO-GEORGIA I, INC.	GEORGIA	58-1988767
HUFCO-GEORGIA II, INC.	GEORGIA	58-2271122
HUFCO-NEW BRUNSWICK, INC.	CANADA	87136 9955 RC 0001
HUFFY SPORTS DELAWARE, INC.	DELAWARE	31-1789359
FIRST TEAM SPORTS, INC.	MINNESOTA	41-1545748
HESPELER HOCKEY HOLDING, INC.	MINNESOTA	41-1912022
LAMAR SNOWBOARDS, INC.	MISSOURI	43-1590882
TOMMY ARMOUR GOLF COMPANY	WASHINGTON	98-0341393
HUFFY SPORTS WASHINGTON, INC.	WASHINGTON	91-1745542
LEHIGH AVENUE PROPERTY HOLDINGS, INC.	ILLINOIS	6146-331-3
HUFFY SPORTS CANADA, INC.	CANADA	13753-0960-RC0001
HUFFY SPORTS OUTLET, INC.	CANADA	88012-4714 RC0001
HUF CANADA, INC.	CANADA	8529301948

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY CORPORATION
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-OHIO, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-DELAWARE COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY RISK MANAGEMENT, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HCAC, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
AMERICAN SPORTS DESIGN COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA I, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA II, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-NEW BRUNSWICK, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS DELAWARE, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
FIRST TEAM SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HESPELER HOCKEY HOLDING, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LAMAR SNOWBOARDS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
TOMMY ARMOUR GOLF COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS WASHINGTON, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LEHIGH AVENUE PROPERTY HOLDINGS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS OUTLET, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 4, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUF CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 12/17/2004	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Don R. Graber

Capacity:

                 Shareholder

                 Officer

       X        Director

                 Insider

Detailed Description of Duties:

Serves as a Director of Huffy Corporation.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 602.35
Life Insurance			1.20
Retirement			2,861.46
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			10.04
Total Benefits			$ 3,475.05

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$3,475.05

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

W. Anthony Huffman

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 602.35
Life Insurance			1.20
Retirement			2,936.75
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 3,540.30

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$3,540.30

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Donald K. Miller

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as a Director of Huffy Corporation.

Serves on Audit Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

James F. Robeson

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Audit Committee (Chairman) and Compensation Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Thomas C. Sullivan

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Chairman of Huffy Corporation.

Serves on Compensation Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Joseph P. Viviano

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Compensation Committee and Nominating and Governance Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Gerald B. Wasserman

Capacity:

                  Shareholder

                  Officer

       X         Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Audit Committee and Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Nancy A. Michaud

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - General Counsel

and Secretary -

responsible for and manages all legal aspects of the Debtor’s business.  Serves as Corporate

Secretary.

Current Compensation Paid:	Weekly	or	Monthly

			$19,923.08

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Retirement
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			511.34
Other Benefits (Dental, AD&D)			63.62
Total Benefits			$ 2,031.96

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$21,955.04

Dated: 12/17/04	/s/ Robert W. Lafferty
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

John A. Muskovich

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Chief Executive Officer - responsible for overall

management and supervision, strategic planning and development of Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

			$30,461.54

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Executive Life Insurance (Annual Premium)			8,830.00
Retirement
Company Vehicle			1,000.00
Entertainment
Travel (Reimbursed)			10,839.05
Other Benefits (Dental, AD&D)			21.79
Total Benefits			$ 21,347.84

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$51,809.38

Dated: 12/17/04	/s/ Robert W. Lafferty
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Robert W. Lafferty

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - Finance, Chief Financial Officer

and Treasurer - responsible for all finance and treasury functions of the Debtors’ business.

Current Compensation Paid:	Weekly	or	Monthly

			$23,230.78

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			100.00
Other Benefits (Dental, AD&D, LTD)			107.45
Total Benefits			$ 1,664.45

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments			$ 0

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$24,895.23

Dated: 12/17/04	/s/ Robert W. Lafferty
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  November 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Robert A. Stead

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - Human Resources - responsible

for human resource function of the Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

$13,846.16

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 840.00
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D, LTD)			86.34
Total Benefits			$ 1,732.34

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$15,578.50

Dated: 12/17/04	/s/ Robert W. Lafferty
Principal, Officer, Director, or Insider

xviii.

FORM 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 4, 2004

Case No. 04-39148

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7